UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2025

NetApp, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-27130	77-0307520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3060 Olsen Drive
San Jose, California		95128
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 822-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	NTAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employee Stock Purchase Plan

The Board of Directors (the "Board") of NetApp, Inc. (the "Company") previously approved, subject to stockholder approval, an amendment to the Company's Employee Stock Purchase Plan (the "Purchase Plan") to increase the share reserve by an additional 4,000,000 shares of the Company's common stock, and to make a number of other administrative, clarifying and conforming changes. At the Company's annual meeting of stockholders held on September 10, 2025 (the "Annual Meeting"), the Company's stockholders approved the amendment. A description of the material terms and conditions of the Purchase Plan was previously reported in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 25, 2025 under the heading "Proposal 4 – Amendment to the Company's Employee Stock Purchase Plan" and is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the full text of the Purchase Plan, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Amendment to the 2021 Equity Incentive Plan

The Board previously approved, subject to stockholder approval, an amendment to the Company's 2021 Equity Incentive Plan (the "2021 Plan") to increase the share reserve by an additional 5,000,000 shares of the Company's common stock, and to make a number of other administrative, clarifying and conforming changes. At the Company's Annual Meeting the Company's stockholders approved the amendment. A description of the material terms and conditions of the 2021 Plan was previously reported in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 25, 2025 under the heading "Proposal 5 – Amendment to the Company's 2021 Equity Incentive Plan" and is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the full text of the 2021 Plan, a copy of which is attached as Exhibit 10.2 and is incorporated herein by reference.

Amendment to the Outside Director Compensation Policy

Effective as of September 10, 2025, the Talent and Compensation Committee of the Board approved the following changes to the Company’s Outside Director Compensation Policy (as so updated, the "Policy"):

•	increased the initial restricted stock unit ("RSU") award to non-employee directors (if such election or appointment occurs before February of the applicable board year) from $275,000 to $285,000;

•	increased the initial RSU award to non-employee directors (if such election or appointment occurs after February of the applicable board year) from $137,500 to $142,500;

•	increased the annual RSU award to the non-employee Chairman of the Board from $350,000 to $360,000; and

•	increased the annual RSU award to the other non-employee directors from $275,000 to $285,000.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Policy. A copy of the Policy is filed as Exhibit 10.3 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company elected the following individuals to serve as members of the Board for a term expiring at the next annual meeting of stockholders and until their respective successors are duly elected and qualified. No members of the Board had continuing terms without election. Abstentions do not impact the outcome of the vote for director elections.

Nominee	Votes For	Votes Against	Abstentions	Broker Nonvotes*
T. Michael Nevens	155,523,711	9,896,785	188,392	17,954,379
Deepak Ahuja	163,699,165	1,761,253	148,470	17,954,379
Anders Gustafsson	163,867,435	1,593,664	147,789	17,954,379

Gerald Held	158,249,120	7,209,733	150,035	17,954,379
Deborah L. Kerr	165,272,766	190,694	145,428	17,954,379
George Kurian	165,229,653	236,445	142,790	17,954,379
Carrie Palin	164,405,480	951,785	251,623	17,954,379
Frank Pelzer	165,285,937	170,093	152,858	17,954,379
June Yang	165,164,854	298,879	145,155	17,954,379

In addition, the following proposals were voted on at the Annual Meeting:

1.	Proposal to approve an advisory vote on Named Executive Officer compensation.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
154,322,410	10,011,682	1,274,796	17,954,379

The proposal was approved.

2.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 24, 2026.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
167,943,530	15,412,293	207,444	0

The proposal was approved.

3.	Proposal to approve an amendment to the Purchase Plan.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
165,318,850	146,317	143,721	17,954,379

The proposal was approved.

4.	Proposal to approve an amendment to the 2021 Plan.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
112,427,299	52,994,500	187,089	17,954,379

The proposal was approved.

5.	Stockholder proposal requesting the Board to consider a special shareholder meeting improvement.

Votes For	Votes Against	Abstentions	Broker Nonvotes*
21,071,706	144,253,624	283,558	17,954,379

The proposal was not approved.

*	Broker nonvotes do not affect the outcome of the vote.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	NetApp, Inc. Employee Stock Purchase Plan, as amended effective September 11, 2025

10.2	NetApp, Inc. 2021 Equity Incentive Plan, as amended effective September 11, 2025

10.3	NetApp, Inc. Outside Director Compensation Policy, as amended effective September 10, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETAPP, INC. (Registrant)

Date:	September 12, 2025	By:	/s/ Elizabeth O'Callahan
Elizabeth O'Callahan Executive Vice President, Chief Administrative Officer and Secretary